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                                                                  EXHIBIT 99.5.1

                        CONSENT OF INDEPENDENT AUDITORS

The Sponsor, Trustee and Unit Holders of
        Robinson-Humphrey Annual Themes Series 1998

        We consent to the use of our report dated December 12, 1997 included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.


                                        /s/ KPMG Peat Marwick LLP
                                            KPMG Peat Marwick LLP

New York, New York
December 12, 1997